UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2023

CNH INDUSTRIAL N.V.

(Exact name of registrant as specified in its charter)

Netherlands	001-36085	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 St. James’s Street, London, SW1A 1HA, United Kingdom	N/A
(Address of principal executive offices)	(Zip Code)

+44 2079 251964

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value €0.01	CNHI	New York Stock Exchange [1]
4.50% Notes due 2023	CNHI23	New York Stock Exchange
3.850% Notes due 2027	CNHI27	New York Stock Exchange

1   In addition to the New York Stock Exchange, CNHI common shares are listed on the Euronext Milan, the regulated market of Borsa Italiana, in Italy.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

CNH Industrial N.V. (the “Company”) held its annual general meeting of shareholders on April 14, 2023 (the “AGM”). Set forth below are the voting results for each resolution submitted to a vote of the Company’s shareholders at the AGM. In accordance with the Company’s Articles of Association, votes abstained and broker non-votes have not been calculated as part of the votes cast at the AGM. Broker non-votes were not recorded as part of the votes cast at the AGM.

Resolution 2.b.: Adoption of the 2022 Annual Financial Statements

The resolution requested that shareholders approve the 2022 Annual Financial Statements and was approved with the following vote:

For	%	Against	%	Abstain	Broker Non-Vote
1,435,938,819	99.91	1,226,090	0.9	2,754,573	N/A

Resolution 2.c.: Proposal of a dividend for 2022 of €0.36 per common share

This resolution requested that shareholders approve a dividend payment of €0.36 per common share and was approved with the following vote:

For	%	Against	%	Abstain	Broker Non-Vote
1,436,492,574	99.92	1,103,818	0.8	2,323,090	N/A

Resolution 2.d.: Proposal to discharge the executive directors and the non-executive directors for the performance of their duties in 2022

This resolution requested that the executive and the non-executive directors be discharged for the performance of their duties in 2022. This release of liability is limited to facts known on the basis of the 2022 annual report, the 2022 Annual Financial Statements and disclosures and statements made during the AGM. This resolution was approved with the following vote:

For	%	Against	%	Abstain	Broker Non-Vote
1,433,025,471	99.79	3,019,161	0.21	3,874,850	N/A

Resolution 3.a.: Advisory vote regarding the application of the remuneration policy in 2022

This resolution requested that shareholders approve the application of the remuneration policy in 2022, on an advisory basis, and was approved with the following vote:

For	%	Against	%	Abstain	Broker Non-Vote
1,289,956,044	89.79	146,662,219	10.21	3,301,219	N/A

Resolution 3.b.: Proposal to approve the plan to grant rights to subscribe for common shares to executive directors under equity incentive plans

This resolution requested that shareholders approve the issuance of rights to subscribe for up to 3,100,000 common shares to executive directors under equity incentive plans and was approved with the following vote:

For	%	Against	%	Abstain	Broker Non-Vote
1,306,568,721	90.90	130,731,101	9.10	2,632,160	N/A

Resolutions 4.a. – 4.i.: Proposal to appoint executive and non-executive directors

All nominees for appointment to the Board of Directors were appointed, each to a one-year term, with the following vote:

	For	%	Against	%	Abstain	Broker Non-Vote
Suzanne Heywood	1,240,012,787	86.28	197,244,028	13.72	2,662,667	N/A
Scott W. Wine	1,437,234,717	99.96	504,877	0.04	2,192,388	N/A
Howard W. Buffett	1,396,005,736	97.10	41,713,484	2.90	2,200,262	N/A
Karen Linehan	1,401,914,245	97.51	35,793,656	2.49	2,211,581	N/A
Alessandro Nasi	1,152,118,910	80.17	284,943,994	19.83	2,856,578	N/A
Vagn Sørensen	1,431,227,570	99.55	6,469,981	0.45	2,221,931	N/A
Åsa Tamsons	1,435,531,926	99.85	2,168,217	0.15	2,219,339	N/A
Elizabeth Bastoni	1,367,660,113	95.13	70,048,358	4.87	2,211,011	N/A
Richard J. Kramer	1,415,928,525	98.49	21,778,868	1.51	2,212,089	N/A

Resolution 5.a.: Authorization to issue shares and/or grant rights to subscribe for shares

This resolution requested that shareholders authorize the Board of Directors, for a period of 18 months beginning on April 14, 2023, to issue shares or grant rights to subscribe for shares. The authorization is limited to 10% of the Company’s issued share capital per the date of the Annual General Meeting of 2023. The authorization may be used in connection with awards under the Company’s equity incentive plans, but may also serve other purposes, such as the funding of acquisitions. This resolution was approved with the following vote:

For	%	Against	%	Abstain	Broker Non-Vote
1,430,628,174	99.58	6,065,813	0.42	3,225,495	N/A

Resolution 5.b.: Authorization to limit or exclude pre-emptive rights

This resolution requested that shareholders authorize the Board of Directors for a period of 18 months, beginning April 14, 2023, to restrict or exclude shareholders’ pre-emptive rights in relation to the issue of shares or the granting of rights to subscribe for shares pursuant to the authorization under resolution 5.a. This resolution was approved with the following vote:

For	%	Against	%	Abstain	Broker Non-Vote
1,426,811,052	99.27	10,508,909	0.73	2,599,521	N/A

Resolution 5.c.: Authorization to issue special voting shares

This resolution requested that shareholders authorize the Board of Directors to issue special voting shares for a period of 5 years, beginning on the date the current authorization expires, or September 27, 2023. The authorization will be limited to 10% of the Company’s issued share capital per the date of the Annual General Meeting of 2023. This resolution was approved with the following vote:

For	%	Against	%	Abstain	Broker Non-Vote
968,633,290	67.39	468,644,055	32.61	2,642,137	N/A

Resolution 5.d.: Authorization to repurchase own shares

This resolution requested that shareholders authorize the Board of Directors for a period of 18 months, beginning on April 14, 2023, to acquire common shares in its own share capital on Euronext Milan or the New York Stock Exchange or through other means (including but not limited to derivatives, private, over-the-counter, or block trades or otherwise), subject to terms set forth in the AGM materials. This resolution was approved with the following vote:

For	%	Against	%	Abstain	Broker Non-Vote
1,430,693,021	99.63	5,370,688	0.37	3,855,773	N/A

Resolution 6: Proposal to re-appoint Deloitte Accountants B.V. as the independent auditor of the Company for the 2024 financial year

The proposal to re-appoint Deloitte Accountants B.V. as the Company’s independent auditor for the 2024 financial year was approved with the following vote:

For	%	Against	%	Abstain	Broker Non-Vote
1,436,718,965	99.94	866,527	0.06	2,333,990	N/A

Item 7.01 Regulation FD Disclosure

On April 14, 2023, the Company issued a press release announcing the voting results at the AGM. A copy of the press release is attached hereto as Exhibit 99.1.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events

On April 19, 2023, the Company issued a press release announcing the divestiture of its business activities in Russia for a total consideration of approximately $60 million. For the fiscal year ending 2021, the last full year of operations, the Russian operations generated revenue of approximately $380 million, representing 2% of the Company’s consolidated revenue in 2021. During the quarter ended March 31, 2022, the Company recorded charges of $71 million related to assets write down, financial receivable allowances, and a valuation allowance against deferred tax assets. The Company estimates that it will take additional pre-tax charges of approximately $20 million in connection with the divestitures. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1	Press release, dated April 14, 2023, titled: “CNH Industrial announces voting results of Annual General Meeting and publishes 2022 Sustainability Report”

Exhibit 99.2	Press release, dated April 19, 2023, titled “CNH Industrial announces its exit from Russia”

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNH INDUSTRIAL N.V.

By:	/s/ Roberto Russo
Name:	Roberto Russo
Title:	Chief Legal and Compliance Officer

Date: April 19, 2023